UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                         First Bancorp of Indiana, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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2)   Aggregate number of securities to which transactions applies:
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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

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

                      [First Bancorp of Indiana, Inc. Logo]

                                October 15, 2003





Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of First Bancorp of Indiana, Inc. We will hold the meeting at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana on Wednesday, November 19, 2003 at 10:00 a.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of BKD LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                           Sincerely,

                                           /s/ Harold Duncan
                                           -------------------------------------
                                           Harold Duncan
                                           President and Chief Executive Officer

                         FIRST BANCORP OF INDIANA, INC.
                             2200 W. Franklin Street
                            Evansville, Indiana 47712
                                 (812) 423-3196

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     On Wednesday, November 19, 2003, First Bancorp of Indiana, Inc. will hold its annual meeting of shareholders at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana. The meeting will begin at 10:00 a.m., local time. At the meeting, shareholders will consider and act on the following:

     1.   The election of two directors to each serve for a term of three years;

     2. The approval of the amendment of the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 50,000;

     3. The ratification of the appointment of BKD LLP as independent auditors for the Company for the fiscal year ending June 30, 2004; and

     4.   Such other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     The Board of Directors set September 23, 2003 as the record date for the meeting. This means that owners of First Bancorp of Indiana, Inc. common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Ruthanne Orth
                                              -------------------
                                              Ruthanne Orth
                                              Corporate Secretary

Evansville, Indiana
October 15, 2003

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                         FIRST BANCORP OF INDIANA, INC.
                       ----------------------------------

                                 PROXY STATEMENT
                                 ---------------


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Bancorp of Indiana, Inc. ("First Bancorp" or the "Company") to be used at the annual meeting of shareholders of the Company. First Bancorp is the holding company for First Federal Savings Bank ("First Federal"). The annual meeting will be held at the North Side office of First Federal at 4451 N. First Avenue, Evansville, Indiana on Wednesday, November 19, 2003, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders of record on or about October 15, 2003.

                        General Information about Voting

Who Can Vote at the Meeting

     You are entitled to vote your First Bancorp common stock if the records of the Company show that you held your shares as of the close of business on September 23, 2003. As of the close of business on September 23, 2003, a total of 1,608,592 shares of First Bancorp common stock were outstanding. Each share of common stock has one vote. The Company's Articles of Incorporation provide that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a beneficial owner of First Bancorp common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Bancorp common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     The annual meeting will be held only if there is a quorum present. A quorum exists if a majority of the outstanding shares of common stock entitled to vote are represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting to approve the amendment of the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan and the ratification of the appointment of BKD LLP as independent auditors of the Company, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The approval of the amendment to the 1999 Stock Based Incentive Plan and the ratification of the selection of BKD LLP as the Company's independent auditor will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On these matters, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

     The Board of Directors of First Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of First Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Bancorp common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director, FOR approval of the amendment of the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan and FOR ratification of BKD LLP as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in and of itself constitute revocation of your proxy.

     If your First Bancorp common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in First Federal's ESOP

     If you participate in the First Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction form that reflects all of the shares that you may vote under the ESOP. Under the terms of the ESOP, the ESOP trustees vote all of the shares held by the ESOP, but each ESOP participant may direct how the trustees vote the shares of common stock allocated to his or her account. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all of the unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as the shares for which the trustees have received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustees is November 12, 2003.

                              Corporate Governance

General

     The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Business Conduct

     On July 16, 2003, the Company adopted a Code of Business Conduct designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct.

     As a mechanism to encourage compliance with the Code of Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Business Conduct.

Meetings of the Board of Directors

     The Company and First Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended June 30, 2003, the Board of Directors of the Company held twelve (12) regular meetings and three (3) special meetings and the Board of Directors of First Federal held twelve (12) regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

Committees of the Board of Directors

     Compensation Committee. The Compensation Committee, consisting of Jerome A. Ziemer (Chairman), Daniel L. Schenk, and E. Harvey Seaman III, is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met once during the fiscal year ended June 30, 2003.

     Nominating Committee. The Nominating Committee, consisting of Harold Duncan (Chairman) and the remainder of the Board of Directors, selects annually the nominees for election as directors. This committee met once to select management's nominees for election as directors at this annual meeting. The committee also met one additional time to discuss increasing the size of the Board of Directors and nominating a director to replace James L. Will, who recently retired from the Board of Directors. The Company's Bylaws provide for shareholder nominations of directors. See "Shareholder Proposals and Nominations."

     Audit Committee. The Audit Committee, consisting of David E. Gunn (Chairman), Timothy A. Flesch, and Jerome A. Ziemer, meets periodically with independent auditors and management to review accounting, auditing and internal control over financial reporting matters. This committee met three (3) times during the fiscal year ended June 30, 2003.

Directors' Compensation

     Directors' Fees. First Federal pays a fee to each of its directors of $550 per month plus a fee of $550 for attendance at meetings of the board. No separate fees are paid for service on the Company's Board of Directors.

     Deferred Fee Plan. First Federal maintains a deferred compensation arrangement for directors, who may elect to defer up to 100% of their monthly Board and committee meeting fees and retainers. Upon the director's attainment of an age specified in his individual deferral agreement, First Federal will pay the balance of the director's deferral account in monthly installments over a period specified in the director's individual agreement. Over the deferral period, a director's account is credited with 10% annual interest with monthly compounding. In the event of a change in control of First Federal (as defined in the program) followed by a director's termination of service, each director will be entitled to receive a benefit increased to reflect three additional years of deferrals. First Federal has acquired life insurance on members of the Board to provide informal funding for its obligations under the program. During the fiscal year ended June 30, 2003, Mr. Ziemer deferred a portion of his board fees. No other current director deferred his board fees.

     Incentive Plan. During the year ended June 30, 2003 and pursuant to the Company's 1999 Stock-Based Incentive Plan, Mr. Seaman and Mr. Schenk were both granted 300 shares of restricted stock, which will vest in two equal annual installments commencing April 24, 2004.

                                 Stock Ownership

     The following table provides information as of September 23, 2003 about the persons, other than directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.


                                                                   Percent of
                                           Number of              Common Stock
Name and Address                         Shares Owned             Outstanding
--------------------                    ---------------         ----------------

First Federal Savings Bank                176,467(1)                 10.90%
Employee Stock Ownership Plan
2200 W. Franklin Street
Evansville, Indiana 47712

----------------------------------------
(1) As of September 23, 2003, 55,278, shares have been allocated to participants' ESOP accounts. The ESOP trustees are Harold Duncan and Michael H. Head. See "Voting and Proxy Procedure - Participants in First Federal's ESOP" for a discussion of the ESOP's voting procedures.

     The following table provides information as of September 23, 2003 about the shares of First Bancorp common stock that may be considered to be beneficially owned by each director, each nominee for director and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.


                                                                     Number of Shares
                                             Number of             That May Be Acquired        Percent of
                                            Shares Owned            Within 60 Days by         Common Stock
 Name                                   (Excluding Options)         Exercising Options       Outstanding(1)
-------                                ----------------------    ------------------------   ----------------

Harold Duncan..........................       66,148(2)                   25,448                   5.61%
Timothy A. Flesch......................          100                           -                      *
David E. Gunn..........................          500                           -                      *
Michael H. Head........................       87,214(3)                    1,212                   5.49
E. Harvey Seaman III...................       40,800(4)                   11,362                   3.22
Daniel L. Schenk.......................          800(5)                    5,681                      *
Jerome A. Ziemer.......................       19,545(6)                   11,362                   1.91
All directors and executive officers
   as a group (14 persons).............      255,190                      89,457                  20.30

--------------------------------------
* Less than 1% of the shares of the Company common stock outstanding.
(1) Based on 1,608,592 shares of Company common stock outstanding and entitled to vote as of the close of business on September 23, 2003, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 3,501 shares owned by Mr. Duncan's spouse. Also includes 9,089 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan and 8,414 shares allocated to Mr. Duncan under the ESOP, for which Mr. Duncan has voting power but not investment power. Does not include shares held by First Federal's ESOP, for which Mr. Duncan serves as a trustee.

(3) Includes 11,625 shares owned by Mr. Head's spouse, 5,000 shares owned by Mr. Head's spouse as trustee for a family trust and 8,818 shares owned by Mr. Head's children. Also includes 5,453 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan and 4,966 shares allocated to Mr. Head under the ESOP, for which Mr. Head has voting power but not investment power. Does not include shares held by First Federal's ESOP, for which Mr. Head serves as a trustee.
(4) Includes 300 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan for which Mr. Seaman has voting power but not investment power.
(5) Includes 300 unvested shares awarded under the Company 1999 Stock-Based Incentive Plan for which Mr. Schenk has voting power but not investment power.
(6) Includes 15,000 shares held by a revocable trust for which Mr. Ziemer serves as trustee. Also includes 1,818 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan for which Mr. Ziemer has voting power but not investment power.

                       Proposal 1 -- Election of Directors

     The Company's Board of Directors consists of seven members. Five directors are independent under the listing standards of the Nasdaq Stock Market, Inc. and two of the directors are members of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The Board of Directors' nominees are Michael H. Head and Timothy A. Flesch.

     The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote FOR the election of all nominees.

     Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each nominee has held his current occupation for the last five years. The age indicated for each individual is as of June 30, 2003. The indicated period of service as a director includes service as a director of First Federal.

Board Nominees for Election of Director

     Michael H. Head joined First Federal in 1980 and served as a Vice President, Manager of the loan department and Senior Vice President before becoming Executive Vice President in 1996. In 1998, Mr. Head added the title of Chief Operating Officer and in 2000, Mr. Head was named President and Chief Operating Officer of First Federal. Since 1999, he has served as Vice President of the Company. Age 45. Director since 2000.

     Timothy A. Flesch has served as the Chief Financial Officer of St. Mary's Health System, a health care provider, since 1999. Mr. Flesch previously served as Vice President of Finance for both Ascension Health and Daughters of Charity Health. Age 52. Director since 2003.

Directors Continuing in Office

     The following directors have terms ending in 2004:

     David E. Gunn is a certified public accountant and the President of Gunn Group, LLC, a business consulting firm. Prior to founding Gunn Group, LLC in 2002, Mr. Gunn was a partner at the certified public accounting firm of Harding Shymanski & Company, P.C. Age 54. Director since 2003.

     E. Harvey "Skip" Seaman III is the Owner, President and Chief Executive Officer of Product Acceptance & Research, a nationally known provider of marketing research and marketing services. Age 46. Director since 2001.

     Jerome A. Ziemer is the President and majority shareholder of Ziemer Funeral Homes in Evansville, Indiana. Age 65. Director since 1979.

     The following directors have terms ending in 2005:

     Harold Duncan joined First Federal in 1964 and served as a loan officer, Assistant Vice President, Vice President and Executive Vice President before becoming President in 1990. Mr. Duncan added the title of Chief Executive Officer in 1991. Since 1999, he has served as President and Chief Executive Officer of the Company. Mr. Duncan also serves as Chairman of the Board of Directors. Age 62. Director since 1978.

     Daniel L. Schenk is the Chancellor of Ivy Tech State College, Evansville, Indiana campus. Age 49.

          Proposal 2. Amendment of the 1999 Stock-Based Incentive Plan

     First Federal's shareholders are being asked to approve an amendment to the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan to increase by 50,000 the number of shares of First Bancorp common stock that the Company may issue pursuant to the exercise of stock options awarded under the plan. The Company's Board of Directors adopted the amendment on July 16, 2003, subject to shareholder approval. The Company believes that an adequate reserve of shares available for issuance under the plan is necessary to enable the Company to compete effectively with other financial institutions to attract and retain key personnel and to secure the services of experienced and qualified persons as directors.

     The Company anticipates that, following the receipt of shareholder approval of the amendment to increase the number of shares available under the plan, it will, from time to time, award stock options to eligible directors, officers and other employees as part of the Company's overall compensation strategy. However, the Company has not made any specific determinations regarding the persons eligible to receive awards, the size of awards or the terms of awards.

General

     The plan authorizes the granting of options to purchase common stock of the Company and awards of restricted shares of common stock. Prior to the proposed amendment, 368,136 shares of First Bancorp common stock were authorized for issuance under the plan, consisting of 277,240 shares reserved for stock options and 90,896 shares reserved for restricted stock awards. If the proposed amendment is approved by the shareholders, an additional 50,000 shares will be reserved for stock options, bringing the total to 327,240 shares. As of September 23, 2003, 83,491 shares of First Bancorp common stock had been issued under the plan pursuant to the exercise of stock options, 174,749 shares were subject to outstanding options granted under the plan and 19,000 shares were available for additional stock option grants. No award may be granted under the plan after April 8, 2010, but awards granted prior to that date may extend beyond that date.

     All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the plan. The plan is administered by a committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of options granted under the plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders.

Types of Awards

     General. The plan authorizes the grant of awards in the form of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options that provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options that do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options;" and (3) grants of restricted shares of stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

     Options. Subject to the terms of the plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any combination of cash and common stock. The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

     All options granted under the plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, will be eligible to receive non-statutory stock options.

     Unless otherwise determined by the Committee, upon termination of an option holder's services for any reason other than death, disability or termination for cause, all then exercisable options will remain exercisable for a period of time following termination (three months in the case of termination from service in general and one year in the cases of death, disability or retirement) and all unexercisable options will be canceled. In the event of the death or disability of an option holder, all unexercisable options held by the option holder will become fully exercisable and remain exercisable. In the event of a change in control, all unvested options become vested and remain vested for the term of the option. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled. Unless otherwise determined by the Committee, in the event of a participant's retirement, the participant may exercise only those stock options that were immediately exercisable by the participant at the date of retirement and only for a period of one year from the date of retirement or, if sooner, until the expiration of the term of the stock option.

     Under current generally accepted accounting principles, compensation expense is generally not recognized with respect to the granting of stock options.

     Restricted Stock Awards. Subject to the terms of the plan, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied prior to vesting.

     Stock award recipients may also receive amounts of cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock regardless of vesting. In addition, prior to vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

     Unless otherwise determined by the Committee, upon termination of the services of a holder of a stock award for any reason other than death, disability, retirement or termination for cause, all the holder's rights in unvested restricted stock awards will be canceled. In the event of the death or disability of the holder of the stock award or upon the occurrence of a change in control, all unvested restricted stock awards held by such individual will become fully vested. In the event of termination for cause of a holder of a stock award, all unvested stock awards held by such individual will be canceled. Unless otherwise determined by the Committee, in the event of a participant's retirement, any stock awards in which the participant has not become vested as of the date of retirement shall be forfeited and any rights the participant had to such unvested stock awards shall become null and void.

Tax Treatment

     Options. An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

     In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. In the event shares received through the exercise of an incentive stock option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

     Restricted Stock Awards. When shares of common stock, as restricted stock awards, are distributed upon vesting, the recipient recognizes ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

Amendments

     Subject to certain restrictions contained in the plan, the Board of Directors or the Committee may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

Adjustments

     In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, any adjustment shall be subject to required approval by the Office of Thrift Supervision. All awards under this plan will be binding upon any successors or assigns of the Company.

Nontransferability

     Unless determined otherwise by the Committee, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the participant.

Equity Compensation Plan Information

     The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company's equity compensation plans as of June 30, 2003. The Company does not maintain any equity compensation plans that have not been approved by stockholders.


                                                                                     Number of securities
                             Number of securities                                  remaining available for
                              to be issued upon          Weighted-average        future issuance under equity
                           exercise of outstanding      exercise price of             compensation plans
                            options, warrants and      outstanding options,     (excluding securities reflected
                                    rights             warrants and rights              in column (a))
      Plan category                  (a)                       (b)                           (c)
-------------------------  ------------------------  ------------------------  --------------------------------
Equity compensation
plans approved by
securityholders                    194,749                    $10.37                        19,000

Total                              194,749                    $10.37                        19,000



     The Board of Directors recommends a vote FOR the approval of the amendment to the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan.

                     Proposal 3 -- Ratification of Auditors

     The Audit Committee of the Board of Directors has appointed BKD LLP to be the Company's independent auditors for the 2004 fiscal year, subject to ratification by shareholders. A representative of BKD LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee will consider other independent auditors.

     The Board of Directors recommends a vote FOR the ratification of the appointment of independent auditors.

Audit and Non-Audit Fees

     The following table sets forth the fees billed to the Company for the fiscal year ending June 30, 2003 by BKD LLP:


          Audit fees..................................           $26,700

          Financial information and systems
            design and implementation fees............                 -

          All other fees*.............................           $18,795

          ---------------
          * Includes fees for tax-related services, consulting, and assistance with securities filings.

     The Audit Committee believes that the provision of non-audit services by BKD LLP are compatible with maintaining BKD LLP's independence.

Report of the Audit Committee

     The Audit Committee of the Company's Board of Directors is comprised of three non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which was included in the 2001 proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market, Inc.

     The Company's management is responsible for the Company's internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principals. The Audit Committee oversees the Company's internal control over financial reporting on behalf of the Board of Directors.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting process.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to shareholder ratification, the Company's independent auditors for the fiscal year ended June 30, 2004.

                  The Audit Committee of the Board of Directors
                        of First Bancorp of Indiana, Inc.

                            David E. Gunn (Chairman)
                                Timothy A. Flesch
                                Jerome A. Ziemer

                             Executive Compensation

Summary Compensation Table

     The following information is furnished for Messrs. Duncan and Head. No other executive officers of First Federal or the Company received a salary and bonus of $100,000 or more during the year ended June 30, 2003.


                                                                            Long-Term Compensation
                                             Annual Compensation(1)                 Awards
                                             -----------------------     -----------------------------
                                                                          Restricted       Securities
                                                                            Stock          Underlying       All Other
     Name and Principal           Fiscal       Salary        Bonus          Awards          Options       Compensation
         Positions                 Year        ($)(2)         ($)           ($)(3)            (#)              ($)
----------------------------     --------    ----------     --------     ------------     ------------    -------------

Harold Duncan...............         2003      $184,600       $5,790           $   --               --        $27,135(4)
   President and Chief               2002       168,300        5,459               --               --         27,823
   Executive Officer                 2001       159,000        6,080               --               --         29,505

Michael H. Head.............         2003      $120,100       $3,619           $   --               --        $17,627(5)
   Vice President                    2002       108,300        3,298               --               --         17,426
                                     2001        98,050        3,409               --               --         16,875

(1) Does not include the aggregate amount of perquisites and other personal benefits, which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported.
(2)  Includes Board of Directors' fees.
(3) At June 30, 2003, the market values of the 9,089 and 5,453 shares of restricted stock held by Mr. Duncan and Mr. Head, respectively, were $167,147 and $100,281.
(4) For 2003, includes a 401(k) plan employer contribution of $4,573 and an ESOP allocation valued at $22,562.
(5) For 2003, includes a 401(k) plan employer contribution of $3,526 and an ESOP allocation valued at $14,101.

Aggregated Option Exercises in Last Fiscal Year and Option Value at Fiscal Year End

     The following table provides for Messrs. Duncan and Head information regarding the exercise of options during the year ended June 30, 2003 and unexercised stock options as of June 30, 2003.

                                                               Number of Securities         Value of Unexercised
                                                              Underlying Unexercised        In-the-Money Options
                                   Shares                 Options at Fiscal Year-End (#)  at Fiscal Year-End ($)(1)
                                Acquired on     Value     ------------------------------  ---------------------------
                                  Exercise     Realized     Exercisable   Unexercisable   Exercisable  Unexercisable
  Name                                                    --------------- --------------  -----------  --------------
---------

Harold Duncan...................           -     $      -          45,448         11,362     $421,076      $105,269
Michael H. Head.................      32,874      194,778           1,212              -       11,229             -

-------------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on June 30, 2003 ($18.39 per share) less the option exercise price ($9.125). Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreements

     Employment Agreements. First Bancorp and First Federal have entered into three-year employment agreements with Messrs. Duncan and Head. Under the employment agreements, the current salary levels for Messrs. Duncan and Head are $176,000 and $110,000, respectively, which amounts are paid by First Federal and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On the anniversary of the commencement date of the employment agreements, the term may be extended for an additional year at the discretion of the Board. The agreements are terminable by the employers at any time, by the executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. If the executive's employment is terminated without cause or upon the executive's voluntary termination following the occurrence of an event described in the preceding sentence, First Federal would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

     The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of First Bancorp or First Federal. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

     The maximum present value of the severance benefits under the employment agreements is 2.99 times the executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreements provide that the value of the maximum benefit may be distributed, at the executive's election, in the form of a lump sum cash payment equal to 2.99 times the executive's base amount or a combination of a cash payment and continued coverage under First Federal's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive's base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the Company would not be entitled to deduct such amount.

     The employment agreements restrict the executive's right to compete against First Bancorp and First Federal for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.

     Supplemental Executive Retirement Programs. First Federal maintains two supplemental executive retirement programs, a program originally adopted in 1994 and amended and restated in 1997 (the "1994 program") and a program adopted in 2002 (the "2002 program"), for key personnel in order to encourage continued employment and to provide an additional source of retirement income.

     The 1994 program provides that, upon the attainment of a specified retirement age, a participating officer will receive a benefit equal to the product of the officer's highest annual base compensation and the officer's "wage replacement percentage" reduced by the annual benefits derived by the officer from any other tax-qualified or non-qualified retirement arrangements sponsored by First Federal, provided, however, that the benefit will not be less than a minimum amount. For Messrs. Duncan and Head, the minimum benefit is $3,387 and $1,766, respectively per month. The officer's retirement age and "wage replacement percentage" are specified in individual agreements entered into between First Federal and the officer. If the officer dies prior to attaining the normal retirement age, a survivor benefit is payable to the officer's surviving spouse or other designated beneficiary. In the event of an officer's termination without cause prior to attaining the normal retirement age, payment of the officer's accrued benefit as of the date of termination is deferred until the officer attains normal retirement age. In the event of disability, the officer may elect to begin receipt of his or her accrued benefit immediately in lieu of a deferred retirement benefit. In the event of a change in control of First Federal, as defined in the 1994 program, followed by the officer's termination of employment, the officer would be entitled to receive his full normal retirement benefit upon attaining his or her specified retirement age. All benefits are payable in the form of a monthly annuity over a period specified in the officer's individual agreement. As a condition of Mr. Duncan's receipt of benefits, he must, during the five-year period after benefits commence, provide certain consulting and advisory services to First Federal at the request of the Board of Directors. At present, Messrs. Duncan and Head, two other officers and one former employee participate in the 1994 program. During the year ended June 30, 2003, Mr. Duncan, who has attained his retirement age, received a distribution of $40,638 under the 1994 program.

     The 2002 program provides that, upon attainment of retirement age, officers designated as participants shall be entitled to receive a supplemental retirement income benefit, payable in the form of a monthly annuity, for a specified period of time. Retirement age, the supplemental retirement income benefit amount, and the payout period are each specified in separate individual agreements entered into between First Federal and the officers. Upon a voluntary or involuntary termination of a participant's employment for reasons other than cause, death, disability or following a change in control, benefits are deferred until attainment of retirement age, when the participant becomes entitled to the annuitized value of his accrued benefit as of the date of termination, plus interest from the termination date until attainment of the specified retirement age. Upon the death of the participant, his or her designated beneficiary is entitled to receive an annual survivor's benefit, payable in monthly installments, as well as a one-time lump sum payment of $10,000 to cover funeral expenses. In the event of disability, an officer may elect to begin receipt of his or her accrued benefit immediately, in lieu of a deferred retirement benefit. If the officer dies while receiving disability payments, his or her beneficiary will be entitled to receive the survivor's benefit, reduced by the number of months in which disability payments were made to the officer. Upon a termination due to a change in control, the officer is entitled to receive at retirement age, in addition to the supplemental retirement income benefit, an additional benefit equal to three years' worth of benefit accruals, plus interest accrued from termination until retirement age. For Mr. Head, the monthly supplemental retirement income benefit is approximately $8,908, payable for a period of 180 months. Mr. Duncan is not a participant in the 2002 program.

         Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on the Company's review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with the applicable reporting requirements for transactions in the Company's common stock during the year ended June 30, 2003, except that the following transactions by the following individuals were not reported on a timely basis due to administrative error: three transactions on Form 4 for Mr. Dale Holt; one transaction on Form 4 and one transaction on Form 5 for Mr. Larry Northenor; two transactions on two Forms 4 for Mr. Daniel L. Schenk; one transaction on Form 4 for Mr. E. Harvey Seaman; one transaction on Form 4 and one transaction on Form 5 for Mr. George J. Smith; and one transaction on Form 5 for Mr. Christopher Viton. All transactions were subsequently reported by each individual.

Transactions with Management

     Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. First Federal currently makes new loans and extensions of credit to First Federal's executive officers, directors and employees at different rates than those to the general public; however, First Federal does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of First Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

           Submission of Future Shareholder Proposals and Nominations

     The Company must receive proposals that shareholders seek to include in the proxy statement for the Company's next annual meeting no later than June 17, 2004. If next year's annual meeting is held on a date more than 30 calendar days from November 19, 2004, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Bylaws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 60 nor more than 90 days prior to the date of the annual meeting; provided that if less than 71 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                  Miscellaneous

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

     The Company's Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on September 23, 2003. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A copy of the Company's Annual Report for Form 10-KSB, without exhibits, for the year ended June 30, 2003, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on September 23, 2003 upon written request to Ruthanne Orth, Corporate Secretary, First Bancorp of Indiana, Inc., 2200 West Franklin Street, Evansville, Indiana, 47712.

     If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

     Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Ruthanne Orth
                                          --------------------------------------
                                          Ruthanne Orth
                                          Corporate Secretary


Evansville, Indiana
October 15, 2003

|X|PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                         FIRST BANCORP OF INDIANA, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                November 19, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harold Duncan and Daniel L. Schenk, and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of First Bancorp of Indiana, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders, to be held on November 19, 2003 at 10:00 a.m. local time, at the North Side Office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana and at any and all adjournments thereof, as indicated on this proxy card.

1. The election as directors of all nominees listed (except as marked to the contrary below).

                                Michael H. Head
                               Timothy A. Flesch

                                                              FOR ALL
                   FOR               WITHHOLD                 EXCEPT
                   [ ]                 [ ]                     [ ]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

----------------------------------------------------------



2. The approval of the amendment of the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 50,000.

                   FOR                 AGAINST               ABSTAIN
                   [ ]                   [ ]                   [ ]



3. The ratification of the appointment of BKD LLP as independent auditors of First Bancorp of Indiana, Inc. for the year ending June 30, 2004.

                   FOR                 AGAINST               ABSTAIN
                   [ ]                   [ ]                   [ ]



                  Your Board of Directors Recommends a Vote FOR
                              Proposals 1, 2 and 3.


This proxy, when properly executed and returned, will be voted as directed by the undersigned shareholder. If no instructions are specified, this proxy will be voted "FOR" all of the proposals listed. This proxy also confers discretionary authority to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and with respect to any other business that may properly come before the annual meeting or any adjournment thereof.

Please be sure to sign and date this Proxy in the box below.


                                          Date
--------------------------------------    -----------------------------------



--------------------------------------    -----------------------------------

Shareholder sign above                    Co-holder (if any) sign above




    Detach above card, sign, date and mail in postage-paid envelope provided.
                         FIRST BANCORP OF INDIANA, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of shareholders and of a proxy statement and of the annual report to shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

         PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

                   [First Bancorp of Indiana, Inc. Letterhead]


Dear ESOP Participant:

     On behalf of the Board of Directors, I am forwarding to you the attached yellow vote authorization form for the purpose of conveying your voting instructions to the ESOP trustees, on the proposals presented at the Annual Meeting of Shareholders of First Bancorp of Indiana, Inc. (the "Company") on November 19, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and a First Bancorp of Indiana, Inc. Annual Report to Shareholders.

     As a participant in the First Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") you are entitled to vote all shares of Company common stock allocated to your account as of September 23, 2003. As of September 23, 2003, the ESOP held 176,467 shares of Company common stock, of which 55,278 shares had been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants, so long as timely instructions from the participants are received by the ESOP trustees. If you do not direct the ESOP trustees as to how they should vote the shares allocated to your ESOP account, the ESOP trustees will vote those shares in a manner calculated to most accurately reflect the instructions received from other participants.

     At this time, in order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached yellow vote authorization form and return it in the enclosed postage-paid envelope. The ESOP trustees must receive your instructions by November 12, 2003. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or First Federal Savings Bank.


                                          Sincerely,

                                          /s/ Harold Duncan
                                           -------------------------------------
                                          Harold Duncan
                                          President and Chief Executive Officer

Name:   ___________________________
Shares: ___________________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

     I understand that the ESOP trustees are the holders of record and custodian of all shares of First Bancorp of Indiana, Inc. (the "Company") common stock allocated to me under the First Federal Savings Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on November 19, 2003.

     Accordingly, you are to vote my shares as follows:

     1. The election as directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

          Michael H. Head and Timothy A. Flesch

          FOR                       VOTE WITHHELD           FOR ALL EXCEPT
          ---                       -------------           --------------
          |_|                            |_|                      |_|

          To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write that nominee's name on the line provided below.

          ----------------------------------------------------------------------

      2. The approval of the amendment of the First Bancorp of Indiana, Inc. 1999 Stock-Based Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 50,000.

          FOR                       AGAINST                         ABSTAIN
          ---                       -------                         -------
          |_|                         |_|                             |_|

     3. The ratification of the appointment of BKD LLP as independent auditors of First Bancorp of Indiana, Inc. for the year ending June 30, 2004.

          FOR                       AGAINST                         ABSTAIN
          ---                       -------                         -------
          |_|                         |_|                             |_|

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.

     The ESOP Trustees are hereby authorized to vote any shares allocated to me as indicated above.


     Date ______________________          Signature ___________________________

Please date, sign and return this form in the enclosed envelope no later than November 12, 2003.